                                                                [Execution Copy]

                                                                    EXHIBIT 10.2

                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT, dated as of October 17, 2001, made by CIDCO, INCORPORATED, a Delaware corporation (the "Borrower"), to EARTHLINK, INC. a Delaware corporation (the "Lender").

      PRELIMINARY STATEMENT. As a condition precedent to the Lender making loans, advances and other financial accommodations to the Borrower up to an aggregate principal amount of $5,000,000 under the provisions of an Advance Agreement dated as of even date herewith (the same as it may be amended, modified, supplemented, or replaced from time to time being referred to as the "Advance Agreement"), the Lender has required that Borrower shall have granted the security interest contemplated by this Agreement.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make loans and advances to the Borrower, the Borrower and the Lender hereby agree as follows:

      SECTION 1. DEFINITIONS. For the purposes of this Agreement, unless otherwise defined herein, the terms herein shall have the meaning ascribed to them in the Advance Agreement and the following terms shall have the indicated definitions:

      (a) "AFFILIATE" means, with respect to a Person, (a) any partner, officer, shareholder (if holding more than ten percent (10%) of the outstanding shares of capital stock of such Person), director, employee or managing agent of such Person, (b) any spouse, parents, siblings, children or grandchildren of such Person, and (c) any other Person that, (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting stock or partnership or other voting interest of such Person or any majority owned subsidiary of such Person, or (iii) ten percent (10%) or more of the voting stock or partnership or other voting interest of which is directly or indirectly beneficially owned or held by such Person or a majority owned subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise.

      (b) "ADVANCE AGREEMENT" has the meaning set forth in the Preliminary Statement.

      (c) "COLLATERAL" means and includes all of the property in which a security interest is purported to be granted pursuant to SECTION 2 hereof.

      (d)   "DEPOSIT ACCOUNTS" has the meaning set forth in SECTION 2(e) hereof.

      (e)   "EQUIPMENT" has the meaning set forth in SECTION 2(c) hereof.



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      (f)   "GAAP" means generally accepted accounting principles consistently applied and maintained throughout the period indicated and, when used with reference to the Borrower, consistent with the prior financial practice of the Borrower.

      (g) "GENERAL INTANGIBLES" has the meaning set forth in SECTION 2(d) hereof.

      (h)   "INVENTORY" has the meaning set forth in SECTION 2(b) hereof.

      (i)   "INTELLECTUAL PROPERTY COLLATERAL" means and includes:

            (i) patents and patent applications, including, without limitation, the patents and patent applications listed on SCHEDULE 1(k)(i) hereto, along with any and all (A) inventions and improvements described and claimed therein, (B) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (C) income, royalties, damages, claims and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (D) rights to sue for past, present and future infringements thereof, and (E) patents, patent applications and any other rights corresponding thereto throughout the world (collectively, the "Patents");

            (ii) trademarks (including service marks), trademark registrations, and trade names and applications for any thereof, including, without limitation, the trademarks and applications listed on SCHEDULE 1(k)(ii) thereto, along with any and all (A) renewals thereof, (B) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, (C) rights to sue for past, present and future infringements thereof, and (D) trademarks, trademark registrations, and trade name applications for any thereof and any other rights corresponding thereto throughout the world (collectively, the "Trademarks");

            (iii) copyrights, whether statutory or common law, including, without limitation, the registered copyrights listed on SCHEDULE 1(k)(iii) hereto, along with any and all (A) renewals and extensions thereof, (B) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereof, including, without limitation, damages and payments for past, present or future infringements thereof,
      (C) rights to sue for past, present and future infringements thereof, and
      (D) copyrights and any other rights corresponding thereto throughout the world (collectively, the "Copyrights"); and

            (iv) the entire goodwill of the Borrower's business connected with the use of and symbolized by the Trademarks of the Borrower.

      (j)   "LIEN" as applied to the property of any Person means:

            (i) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a capitalized lease obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom,



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            (ii)  any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person,

            (iii) any Debt which is unpaid more than thirty (30) days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws), or otherwise, be given any priority whatsoever over the claims of general unsecured creditors of such Person, and

            (iv) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, excluding informational financing statements relating to property leased by the Borrower.

      (k)   "PERMITTED LIENS" means

            (i) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, in each case which are not delinquent,

            (ii) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under payment or performance bonds,

            (iii) Liens constituting encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrower,

            (iv)  Liens set forth on SCHEDULE 4(1) hereto, and

            (v)   Liens of the Lender arising under this Agreement.

      (l)   "RECEIVABLES" has the meaning set forth in SECTION 2(a) hereof.

      (m) "RELATED CONTRACTS" has the meaning set forth in SECTION 2(a) hereof.

      (n) "RESTRICTED DIVIDEND PAYMENT" means any dividend, distribution or payment on or with respect to (i) any shares of a Person's capital stock (other than dividends payable solely in shares of its capital stock) or (ii) any partnership or membership interest in a Person.

      (o) "RESTRICTED PAYMENT" means (i) any redemption or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Debt for borrowed money (other than the loans under the Advance Agreement) or of any Debt that is junior and subordinate to the



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Secured Obligations, (ii) the payment by any Person of the principal amount of or interest on any Debt (other than trade debt) owing to a shareholder, partner or equity holder of such Person or to any Affiliate of any such shareholder, partner or equity holder and (iii) the payment of any management, consulting or similar fee by any Person to any Affiliate of such Person.

      (p) "RESTRICTED PURCHASE" means any payment on account of the purchase, redemption or other acquisition or retirement by a Person of any (i) shares of such Person's capital stock (except shares acquired on the conversion thereof into other shares of capital stock of such Person) or (ii) a partnership interest in such Person, if such Person is a partnership.

      (q) "SECURED OBLIGATIONS" means the principal, interest, fees, expenses and other indebtedness, obligations and liabilities under the Advance Agreement and this Agreement and all other indebtedness, obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

      SECTION 2. GRANT OF SECURITY. As security for payment and performance of the Secured Obligations, the Borrower hereby conveys, mortgages, pledges, assigns, transfers, sets over, grants and delivers to the Lender a continuing security interest in all of the Borrower's right, title and interest in and to the following Collateral, wherever located, whether now owned or existing or hereafter acquired or arising:

      (a) (i) all rights to the payment of money or other forms of consideration of any kind (whether classified under the CODE as accounts, payment intangibles, contract rights, chattel paper, general intangibles or otherwise), including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, (ii) all guaranties, security and liens securing payment thereof, (iii) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (iv) all proceeds of any of the foregoing (the foregoing, collectively, "RECEIVABLES"), and all rights in and to all security agreements, leases and other contracts securing or otherwise relating to any such Receivables (the foregoing, collectively "RELATED CONTRACTS");

      (b) (i) all inventory, (ii) all goods intended for sale or lease or for display or demonstration, (iii) all work in process, (iv) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business, and (v) all documents evidencing and general intangibles relating to any of the foregoing, (the foregoing, collectively, "INVENTORY"),

      (c) (i) all machinery, computer and other information technology hardware, switches, routers, servers, apparatus, equipment, motor vehicles, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description, (ii) all tangible personal property (other than Inventory) and fixtures used in the Borrower's business operations or owned



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by the Borrower or in which the Borrower has an interest, and (iii) all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor (the foregoing, collectively, "EQUIPMENT"),

      (d) all general intangibles, choses in action and causes of action and all other intangible personal property of every kind and nature (other than Receivables), including, without limitation, Intellectual Property Collateral, the domain name "CIDCO", corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any benefit plan, multiemployer plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, the beneficiary's interest in proceeds of insurance covering the lives of key employees and any letter of credit, guarantee, claims, security interest or other security for the payment by an account debtor of any of the Receivables (the foregoing, collectively, "GENERAL INTANGIBLES"),

      (e) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the CODE (the foregoing, collectively, "DEPOSIT ACCOUNTS"),

      (f) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

      (g) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

      (h) all documents of title, including bills of lading and warehouse receipts, policies and certificates of insurance, securities, chattel paper and other documents and instruments,

      (i) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any account debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

      (j) all cash or property deposited with the Lender or any affiliate thereof or which the Lender is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement, and

      (k) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against



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third parties for loss of, damage to or destruction of any or all of the
Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

      SECTION 3. BORROWER REMAINS LIABLE. Anything contained herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

      SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

      (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power and authority to own its properties and to carry on its business as now being and as hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

      (b) The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the duly authorized officers of the Borrower and is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

      (c) The execution, delivery and performance of this Agreement in accordance with its terms does not and will not, by the passage of time, the giving of notice or otherwise,

            (i) require any government approval or violate any applicable law relating to the Borrower,

            (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or bylaws of the Borrower, any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound or any governmental approval relating to the Borrower, or

            (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, other than the security interest contemplated by this Agreement.



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      (d)   There is no pending or threatened action or proceeding affecting the
Borrower before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower.

      (e) The Borrower has made all necessary filings and recordations to protect its interests in the Intellectual Property Collateral, including, without limitation, recordations of all of its interests in the Patents and the Trademarks in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to Copyrights in the United States Copyright Office, except where failure to make such filings or recordations would not have reasonably been expected to have a material adverse effect upon the Intellectual Property Collateral or the business of the Borrower.

      (f) The Borrower owns directly or is entitled to use by license or otherwise, all patents, trademarks, trade names, copyrights, licenses, technology, know-how, processes and service marks and rights with respect to any of the foregoing used in, necessary for or of importance to the Borrower's business as currently conducted. The use of such patents, trademarks, service marks, trade names, copyrights, licenses, technology, know-how, processes and rights with respect to the foregoing by the Borrower does not, to the best of Borrower's knowledge after due inquiry, infringe on the rights of any Person nor has any claim of such infringement been made, except for such claims and uses as would not give rise to any liability on the part of the Borrower which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the business of the Borrower to which the use or uses, claim or claims pertain. Except as set forth on SCHEDULE 4(f), the consummation of this Agreement does not require any consents to be obtained with respect to the Intellectual Property Collateral of the Borrower.

      (g) The Borrower's rights in and to the Intellectual Property Collateral are free and clear of any Lien except for the security interest created by this Agreement and the Borrower has the full corporate power to grant the first priority security interests in the Intellectual Property. The Borrower has made no previous assignment, conveyance, transfer or agreement in conflict herewith and warrants to the Lender that SCHEDULES 1(k)(i), 1(K)(II) AND 1(k)(iii) hereto, respectively, are true and correct lists as of the date hereof of all Patents, Trademarks and Copyrights which are of importance to the Borrower's business as currently conducted.

      (h) All of the Equipment and Inventory are located at the address set forth in PART I of SCHEDULE 4(h) hereto. Additional locations of the Equipment and Inventory during the last five years are set forth in PART II of SCHEDULE 4(h) hereto.

      (i) The Borrower is a registered organization within the meaning of the CODE organized under the laws of Delaware. The address of the chief executive office of the Borrower is set forth in SCHEDULE 4(i) hereto. The addresses of such chief executive office has not been changed since the organization of Borrower. The Borrower has no place of business outside of California.

      (j) The office where the Borrower keeps its records concerning the Receivables and originals of chattel paper which evidence Receivables is located at the address set forth in SCHEDULE 4(i) hereto and, such office has been located at such address continuously since the



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organization of Borrower. None of the Receivables is evidenced by a promissory note or other instrument, not in the possession of the Lender.

      (k) If the business of the Borrower has been conducted under a different name or names during the last five years, such name(s) is (are) set forth in
SCHEDULE 4(k) hereto.

      (l) The Borrower owns the Collateral free and clear of any Lien, except for the security interest created by this Agreement and except as may be set forth in SCHEDULE 4(l) attached hereto and made a part hereof. Except as may be set forth on SCHEDULE 4(l), no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement.

      (m) Except as may be set forth on SCHEDULE 4(l), this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

      (n) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower or (ii) for the exercise by the Lender of its rights and remedies hereunder.

      SECTION 5. FURTHER ASSURANCES.

      (a) The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower shall: (i) mark conspicuously each chattel paper included in the Receivables and each Related Contract and, at the request of the Lender, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Lender, indicating that such chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper deliver and pledge to the Lender such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

      (b) The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower where permitted by law and agrees that a photographic or other reproduction of this Agreement may be used and filed as a financing statement.



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      (c)   The Borrower shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

      SECTION 6. AS TO EQUIPMENT AND INVENTORY. The Borrower shall:

      (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in SECTION 4(h) or, upon 15 days' prior written notice to the Lender, at such other places in jurisdictions where all action required by SECTION 5 shall have been taken with respect to the Equipment and Inventory and notify the Lender in writing of any other proposed change in any facts set forth in SCHEDULE 4(h) not less than 15 days in advance of such change.

      (b) Cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof and make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. The Borrower shall promptly furnish to the Lender a statement respecting any material loss or damage to any of the Equipment.

      (c) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith.

      SECTION 7. INSURANCE.

      (a) The Borrower shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Lender from time to time. Each policy for (i) liability insurance shall provide for all losses to be paid on behalf of the Lender and the Borrower as their respective interests may appear and (ii) property damage insurance shall provide for all losses to be paid directly to the Lender. Each such policy shall in addition (i) name the Borrower and the Lender as insured parties thereunder (without any representation or warranty by or obligation upon the Lender) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Lender notwithstanding any action, inaction or breach of representation or warranty by the Borrower, (iii) provide that there shall be no recourse against the Lender for payment of premiums or other amounts with respect thereto, and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Lender by the insurer. The Borrower shall, if so requested by the Lender, deliver to the Lender original or duplicate policies of such insurance and, as often as the Lender may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Borrower shall, at the request of the Lender, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of SECTION 5 and cause the respective insurers to acknowledge notice of such assignment.



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      (b)   Reimbursement under any liability insurance maintained by the
Borrower pursuant to this SECTION 7 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when SUBSECTION (c) of this SECTION 7 is not applicable, the Borrower shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Borrower pursuant to this SECTION 7 shall be paid to the Borrower as reimbursement for the costs of such repairs or replacements.

      (c) Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss of any Equipment and Inventory in excess of $100,000, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Lender as specified in SECTION 16(b).

      SECTION 8. AS TO INTELLECTUAL PROPERTY.

      (a) On a continuing basis, the Borrower will, at the expense of the Borrower, subject to any prior licenses, encumbrances and restrictions and prospective licenses, encumbrances and restrictions permitted hereunder, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments, including, without limitation, appropriate financing and continuation statements and collateral agreements, and take all such action as may reasonably be deemed necessary or advisable by the Lender (i) to carry out the intent and purposes of this Agreement, (ii) to assure and confirm to the Lender the grant or perfection of a first priority security interest in the Intellectual Property Collateral for the benefit of the Lender or (iii) to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Intellectual Property Collateral. Without limiting the generality of the foregoing, the Borrower (i) will not enter into any agreement that would impair or conflict with the Borrower's obligations hereunder, (ii) will, from time to time, upon the Lender's reasonable request, cause its books and records to be marked with such legends or segregated in such manner as the Lender may reasonably specify and take or cause to be taken such other action and adopt such procedures as the Lender may reasonably specify to give notice of or to perfect the security interest in the Intellectual Property Collateral intended to be created hereby, (iii) will, promptly following its becoming aware thereof, notify the Lender of (A) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or United States Copyright Office or comparable foreign bodies or (B) the institution of any proceeding or any adverse determination in, any federal, state, local or foreign court or administrative bodies, regarding the Borrower's claim of ownership in or right to use any of the Intellectual Property Collateral, its right to register the same, or its right to keep and maintain such registration; provided, however, that the Borrower shall have no obligation to provide any information to the Lender that might constitute a waiver of Borrower's attorney-client privilege, (iv) will properly maintain and care for the Intellectual Property Collateral to the extent necessary for the conduct of the Borrower's business and consistent with Borrower's current practice, (v) will not grant or permit to exist any Lien upon or with respect to the Intellectual Property Collateral or any portion thereof except Liens in favor of the Lender, and will not execute any security agreement or financing statement covering any of the Intellectual Property Collateral except in the name of the Lender or as permitted under this Agreement, (vi) will not contract for sale or otherwise dispose of the Intellectual Property Collateral or any portion thereof, (vii) upon any officer of the Borrower obtaining knowledge thereof, will promptly notify the Lender in writing of any event which may reasonably be expected to materially and adversely affect the value of the Intellectual Property Collateral or any portion thereof material to the business of Borrower to which it pertains, the ability of the Borrower or the Lender to dispose of the Intellectual Property Collateral or any portion thereof material to the business of Borrower to which it pertains or the rights and remedies of the Lender in relation thereto including, without limitation, a levy or threat of levy of any legal process against the Intellectual Property Collateral or any portion thereof material to the business of Borrower to which it pertains, (viii) will diligently keep reasonable records respecting the Intellectual Property Collateral; (ix) hereby authorizes the Lender, in its sole discretion, to file one or more financing or continuation statements, and after 10 days' prior notice to the Borrower, amendments thereto, relative to all or any part of the Intellectual Property Collateral without the signature of the Borrower where permitted by law, (x) will furnish to the Lender from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Lender may reasonably request, all in reasonable detail, (xi) will, subject to CLAUSE (iv) above and SUBSECTION (d) below, pay when due any and all taxes, levies, maintenance fees, charges, assessments, license fees and similar taxes or impositions payable in respect of the Intellectual Property Collateral, and (xii) comply in all material respect with all laws, rules and regulations applicable to the Intellectual Property Collateral.

      (b) If, before the Secured Obligations shall have been paid and satisfied in full, the Borrower shall, (i) obtain any rights to any new inventions (whether or not patentable), know-how, trade secrets, design, process, procedure, formula, diagnostic test, service marks, trademarks, trademark registrations, trade names, copyrights or licenses or (ii) become entitled to the benefit of any patent, service mark or trademark application, trademark, trademark registrations, license renewal, copyright renewal or extension, or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and any item enumerated in CLAUSE (i) OR (ii) with respect to Borrower shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution of this Agreement and be subject to the Lien created hereby without further action by any party. The Borrower shall promptly give to the Lender written notice thereof. The Borrower agrees, promptly following the written request by the Lender, to confirm the attachment of the Lien created hereby to any rights described in CLAUSES (i) AND (ii) if such would have constituted Intellectual Property Collateral at the time of execution of this Agreement by execution of an instrument in form acceptable to the Borrower.

      (c) The Borrower authorizes the Lender to modify this Security Agreement by amending SCHEDULES 1(k)(i), 1(k)(ii), 1(k)(iii) hereto to include any future Intellectual Property Collateral of the Borrower.

      (d) The Borrower shall have the duty through counsel reasonably acceptable to the Lender, to prosecute diligently any and all applications for the Patents, the Trademarks, or the Copyrights now or hereafter pending that in Borrower's reasonable judgment would be materially beneficial to the businesses of Borrower to which any such applications pertain until the Secured Obligations shall have been paid in full, to make application on unpatented but patentable inventions and registrable but unregistered Trademarks and Copyrights, that in

Borrower's reasonable judgment would be materially beneficial to the operation of any business of the Borrower, to file and prosecute opposition and cancellation proceedings and do all other acts necessary to preserve and maintain all rights in the Intellectual Property Collateral, unless in the reasonable judgment of Borrower the failure to do so would not have a materially adverse effect on any business of the Borrower or if such Intellectual Property Collateral has become obsolete to the Borrower's business. Any expenses incurred in connection with such applications shall be borne by the Borrower. The Borrower shall not abandon any right to file a patent, trademark or copyright application, or any pending patent, trademark or copyright application or patent, trademark or copyright application, or any pending patent, trademark or copyright application or patent, trademark or copyright without consent of the Lender (which consent shall not be unreasonably withheld), unless in the reasonable judgment of Borrower abandoning such Intellectual Property Collateral would not have a materially adverse effect on any business of the Borrower or if such Intellectual Property Collateral has become obsolete to the Borrower's business.

      SECTION 9. AS TO RECEIVABLES.

      (a) the Borrower shall remain a registered organization within the meaning of the CODE organized under the laws of Delaware and keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the location therefor specified in SCHEDULE 4(i) or, upon 30 days' prior written notice to the Lender, at such other location(s) in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Receivables. The Borrower will hold and preserve such records and chattel paper and will permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

      (b) Except as otherwise provided in this subsection (b), the Borrower shall continue to collect, at its own expense, all amounts due or to become due the Borrower under the Receivables. In connection with such collections, the Borrower may take (and, at the Lender's direction, shall take) such action as the Borrower or the Lender may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Lender shall have the right at any time, upon the occurrence and during the continuation of an Event of Default, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Borrower thereunder directly to the Lender and, upon such notification and at the expense of the Borrower, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done. After receipt by the Borrower of the notice from the Lender referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Borrower in respect of the Receivables shall be received in trust for the benefit of the Lender hereunder, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Borrower so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided by SECTION 16(b), and (ii) the Borrower shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

      SECTION 10. MISCELLANEOUS COVENANTS. The Borrower agrees that:

      (a) Borrower shall use the proceeds of the Advance Agreement in the manner set forth in the Advance Agreement;

      (b) Borrower shall not effect any transaction with any Affiliate on a basis less favorable to the Borrower than would be the case if such transaction had been effected with a Person not an Affiliate and all such transactions whether existing on the date hereof or hereafter arising shall be disclosed in writing to the Lender;

      (c) Borrower shall, promptly upon preparation thereof, provide to the Lender copies of its monthly internal financial statements;

      (d) Borrower shall provide the Lender with prompt notice of the commencement of any and all proceedings and investigations by or before any governmental or non governmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating to or affecting the Borrower or its properties, assets or business;

      (e) The Borrower shall promptly notify the Lender of any material adverse change in the business, assets, liabilities, financial condition, results of operation or business prospects;

      (f) Except for the Borrower's Debt as of the date of this Agreement and of which the Borrower has notified Lender in writing prior to the execution of this Agreement, the Borrower shall not create, assume or otherwise become or remain obligated in respect of, or permit to exist, or to be created assumed or incurred or to be outstanding, any Debt, except Debt under the Advance Agreement and debt incurred in the ordinary course of its business; and

      (g) The Borrower shall not declare or make any Restricted Payment, Restricted Dividend Payment or Restricted Purchase.

      SECTION 11. TRANSFERS AND OTHER LIENS. The Borrower shall not without the prior written consent of the Lender:

      (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business.

      (b) Create or suffer to exist any Lien, upon or with respect to any of the Collateral to secure Debt of any Person or entity, except for the security interest created by this Agreement and Permitted Liens.

      SECTION 12. LENDER APPOINTED ATTORNEY-IN-FACT. The Borrower hereby irrevocably appoints the Lender the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower, the Lender or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Borrower under SECTION 9), including, without limitation:

            (i) to obtain and adjust insurance required to be paid to the Lender pursuant to SECTION 7,

            (ii) to ask demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

            (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (i) or
      (ii) above, and

            (iv) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral.

This appointment shall be effective, without further action on the part of any party, upon the occurrence of an Event of Default, except, however, this appointment shall be effective as of the date hereof with respect to matters necessary to perfect the Lender's security interests created hereunder.

      SECTION 13. LENDER MAY PERFORM. If the Borrower fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Borrower under SECTION 17.

      SECTION 14. THE LENDER'S DUTIES. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 15. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder:

      (a) The failure of the Borrower to pay, as and when the same shall become due and payable, whether at maturity, by reason of acceleration or otherwise, any of the Secured Obligations;

      (b) The failure of the Borrower to perform any of its other agreements or obligations as specified in this Agreement, under the Advance Agreement or in any other agreement now or hereinafter existing between the Borrower and the Lender and such default shall continue for a period of fifteen (15) days after written notice thereof has been given to the Borrower by Lender;

      (c) If at any time any representation, warranty, statement, certificate, schedule or report made by the Borrower to the Lender shall prove to have been false or misleading in any material respect as of the time made or furnished;

      (d) Should the Borrower or any endorser or guarantor of the Secured Obligations generally not pay its debts as such debts become due, or admit in writing its inability to pay its debts generally, or make a general assignment for the benefit of creditors, or should any proceedings be instituted by or against the Borrower or any such endorser or guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, or other similar official for it or for any substantial part of its property (and, in the case of any such proceeding instituted against the Borrower or any such endorser or guarantor, should the same remain undismissed or unstayed for a period of sixty days), or should the Borrower or any such endorser or guarantor take corporate, partnership or other action to authorize any of the actions set forth in this CLAUSE (d); or

      (e) If the Borrower, or any endorser or guarantor of any of the Secured Obligations, is liquidated or dissolved or its certificate of formation, or articles of incorporation expire or are revoked.

      (f) If the Borrower shall fail to pay when due and payable the principal of or interest on any Debt (other than the Loans) in an amount in excess of $100,000, or

            (i) the maturity of any such Debt shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Debt, or (B) been required to be prepaid prior to the stated maturity thereof, or

            (ii) any event shall have occurred and be continuing which would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity, and the Borrower shall have failed to cure such default prior to the expiration of any applicable cure or grace period.

      (g) The Borrower shall challenge the validity and binding effect of any provision of this Agreement, the Advance Agreement or any other agreement between Lender and Borrower, or shall state in writing its intention to make such a challenge.

      (h) A final, unappealable judgment or order for the payment of money in an amount that exceeds the uncontested insurance available therefor by $100,000 or more shall be entered against the Borrower by any court and such judgment or order shall continue undischarged or unstayed for ten (10) days.

      (i) A warrant or writ of attachment or execution or similar process which exceeds $100,000 in value shall be issued against any property of the Borrower and such warrant or process shall continue undischarged or unstayed for ten (10) days.

      (j) The occurrence of any event or condition which, in the Lender's discretion, constitutes a material adverse change in the business, condition (financial or otherwise) or results of operations of the Borrower which materially and adversely affects the ability of the Borrower to perform its obligations to the Lender under this Agreement or the Advance Agreement.

      SECTION 16. REMEDIES. If any Event of Default shall have occurred and be continuing:

      (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under applicable law or in equity or otherwise, all the rights and remedies of a Lender on default under the applicable Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may do any or all of the following:

            (i) Declare any or all of the Secured Obligations then existing to be immediately due and payable and they shall thereupon become forthwith due and payable, without notice of any kind to the Borrower and without any other presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived.

            (ii) Terminate Lender's obligations, if any, to make further loans or extensions of credit or other financial accommodations to the Borrower.

            (iii) In the name of the Lender or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Lender shall be under no obligation so to do, and the Lender may extend the time of payment, arrange for payment installments, or otherwise modify the terms of, or release, any of the Collateral without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Borrower.

            (iv) Enter upon the premises, or wherever the Collateral may be, and take possession thereof, and demand and receive such possession from any person who has possession thereof.

            (v) Require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties.

            (vi) Without notice except as specified below and with or without taking the possession thereof, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Lender, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (vii) Exercise any and all rights as beneficial and legal owner of the Intellectual Property Collateral, including, without limitation, any and all consensual rights and powers with respect to the Intellectual Property Collateral.

            (viii) Sell or assign or grant a license to use, or cause to be sold or assigned or grant a license to use any or all of the Intellectual Property Collateral or any part thereof, in each case, free of all rights and claims of the Borrower therein and thereto and in that connection, the Lender shall have the right to cause any or all of the Intellectual Property Collateral to be transferred of record into the name of the Lender or its nominee and the right to impose (A) such limitations and restrictions on the sale or assignment of the Intellectual Property Collateral as the Lender may deem to be necessary or appropriate to comply with any law, rule or regulation (federal, state or local) having applicability to the sale or assignment and (B) requirements for any necessary governmental approvals.

            (ix) In any action hereunder, the Lender shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon the receiver.

            (x) Apply, without notice, any cash or cash items constituting Collateral in the Lender's possession to payment of any of the Secured Obligations.

      The undersigned waives, to the extent permitted by applicable law, all rights it has to prior notice and hearing under the Constitution of the United States and the Uniform Commercial Code and constitution of the States of Georgia and California and under any other applicable statute or constitution.

      (b) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to SECTION 15) in whole or in part by the Lender against, all or any part of the Secured Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus. The Borrower shall remain liable for any deficiency.

      SECTION 17. INDEMNITY AND EXPENSES.

      (a) The Borrower agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct.

      (b) The Borrower will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the perfection of any security interest granted hereunder,
(ii) the administration of this Agreement, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights of the Lender hereunder, or (v) the failure by the Borrower to perform or observe any of the provisions hereof.

      SECTION 18. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 19. NOTICES. All notices and other communications hereunder shall be in writing or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail, postage pre-paid, or by telegraph, telex or telecopier and shall be deemed received in the case of personal delivery, when delivered, in the case of mailing, on the third day after mailing, in the case of telegraph, on the day after delivery to the telegraph office and in the case of telex or telecopier, upon transmittal, provided that in the case of notices to the Lender, notice shall be deemed to have been given only when such notice is actually received by the Lender. A telephonic notice to the Lender, as understood by the Lender, will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice. Notices to any party shall be sent to it at the address for such party set forth on the signature page hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this section.

      SECTION 20. CONTINUING SECURITY INTEREST; TRANSFER OF OBLIGATIONS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Borrower, its successors and assigns, and
(iii) inure to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing CLAUSE (iii), the Lender may assign or otherwise transfer the Secured Obligations to another Person and such Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Lender will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

      SECTION 21. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Georgia. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code of the State of Georgia are used herein as therein defined.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officer(s) in Atlanta, Georgia, as of the date first above written.


LENDER:                                   BORROWER:

EARTHLINK, INC.                           CIDCO, INCORPORATED


By: /s/ Nathaniel B. Cobb                     By: /s/ Paul G. Locklin
   ___________________________________       __________________________________

   Name:VP, Strategy & Development        Name:
        ______________________________            _____________________________

   Title:_____________________________       Title:____________________________


Address: _____________________________    Address: ____________________________

         _____________________________             ____________________________

         Attn: _______________________             Telecopier _________________

         Telecopier: _________________

                                          Copy to:

                                          _____________________________________

                                          _____________________________________

                                          _____________________________________

                                          Attn: _______________________________

                                          Telecopier: _________________________

                                    SCHEDULES


SCHEDULE 1(k)(i)      Patents and Patent Applications

SCHEDULE 1(k)(ii)     Trademarks and Applications

SCHEDULE 1(k)(iii)    Registered copyrights

SCHEDULE 4(f)         Consents

SCHEDULE 4(h)         Location of Equipment and Inventory

SCHEDULE 4(i)         Location of Chief Executive Office and Receivables

SCHEDULE 4(k)         Borrower Names

SCHEDULE 4(l)         Liens

SCHEDULE 10           Use of Proceeds

                                Schedule 1(k)(i)

                         Patents and Patent Applications


                                Schedule 1(k)(ii)

                           Trademarks and Applications


                               Schedule 1(k)(iii)

                              Registered copyrights


                                  Schedule 4(f)

                                    Consents


                                  Schedule 4(h)

                       Location of Equipment and Inventory

                                  Schedule 4(i)

               Location of Chief Executive Office and Receivables

                                  Schedule 4(k)

                                 Borrower Names


                                  Schedule 4(l)

                                      Liens